UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                     _________________________________

                                 FORM 8-K

                              Current Report
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   February 28, 2006

                          MAUI GENERAL STORE, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


    New York                        0-25319                   84-1275578
 ----------------------------------------------------------------------------
 (State of Incorporation)      (Commission File             (IRS Employer
                                Number)                   Identification No.)

   19321 U.S. Highway 19 North, Building C, Suite 320, Clearwater, FL 33764
   ------------------------------------------------------------------------
                 (Address of Principal Executive Offices)

                               (727) 536-7900
                       -----------------------------
                       Registrant's Telephone Number

                     P.O. Box 297, Hana, Maui, HI 96713
                ----------------------------------------------
                (Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01  Entry into Material Definitive Agreement
Item 2.01  Completion of Acquisition of Assets

On February 28, 2006 Palmera Holdings, Inc. was merged into a wholly-owned subsidiary of Maui General Store, Inc. ("Maui"). In connection with the merger:

     - Palmera Holdings surrendered to Maui 50,000,000 shares of Maui common stock that Palmera had purchased from Maui's majority shareholder, Richard Miller.

     - Richard Miller surrendered 3,256,635 shares of Maui common stock to Maui.

     - Maui issued 360,000,000 shares of common stock to the shareholders of Palmera Holdings.

The result of those surrenders and issuances was that the shareholders of Palmera Holdings prior to the merger now own 360,000,000 of the 450,000,000 outstanding shares of Maui, or 80%.

Simultaneous with the merger, Richard Miller, the only officer or director of Maui prior to the merger, resigned from those positions. Before resigning, he appointed individuals designated by Palmera to serve as Maui's Board of Directors and officers after his resignation.

Possible Rescission
-------------------

Palmera Holdings is now legally a wholly-owned subsidiary of Maui.
However, prior to the merger, Maui entered into an Escrow and Interim Operations Agreement with Richard Miller, the shareholders of Palmera, and Palmera's attorney. The purpose of the Escrow and Interim Operations Agreement is to provide for a rescission of the merger in the event that Maui does not obtain the capital necessary to satisfy Palmera's debt to Richard Miller and to implement Palmera's business plan. Pursuant to the Escrow and Interim Operations Agreement, the Palmera shareholders have escrowed with Palmera's attorney the Maui shares that they obtained on closing of the merger. Likewise, Maui has escrowed with Palmera's counsel the capital stock of Palmera. When Maui has obtained $2,000,000 in additional capital, the Escrow Agent will deliver the Maui certificates to the Palmera shareholders and the Palmera shares to Maui. If Maui has not obtained the $2,000,000 prior to June 27, 2006 (subject to extension of up to two months by the Palmera shareholders), then the Escrow Agent will return the Maui certificates to Maui for cancellation, and the Palmera shareholders will again take control of Palmera. In order to obtain the extension of the termination date, the Palmera shareholders are required to pay $10,000 to Richard Miller for each one month extension.

The Escrow and Interim Operations Agreement also contains restrictions on the operations of Maui prior to termination of the escrow, including limitations on debt and commitments, The purpose of the restrictions is to assure that, in the event of a rescission of the merger, Maui will be returned to a legal and financial condition substantially the same as its legal and financial condition prior to the merger.

Information Regarding Maui after the Merger with Palmera Holdings
-----------------------------------------------------------------

The information set forth in the remainder of this Report describes the business and financial condition of Maui after the merger and other facts regarding the effect of the merger on Maui.

Business of Palmera Holdings
----------------------------

Palmera Holdings, Inc. was organized in September 2005 to engage in the development and commercialization of adult human stem cell technology in the fields of regenerative medicine and stem cell therapy. The goal or our research activity will be to develop autologous vaccines for targeting the human immune system, biological response modifiers for immune modulations and novel plant extracts for biological medicines. When we achieve that goal, we intend to engage in a two-pronged marketing program: licensing cell therapy technology to medical systems worldwide, while marketing biological medicines to pharmacies and clinics.

Adult Stem Cells and Regenerative Medicine
------------------------------------------

Adult stem cells transplanted in the human body (usually within the same human body from which they were harvested) have been shown capable of generating new tissue in the body's organs, such as the heart, liver, lungs and pancreas. Preliminary research also indicates a likelihood that transplanted adult stem cells can be utilized to repair damage to the nervous, muscular and skeletal systems. For this reason, research is being carried out worldwide to develop stem cell therapies for the treatment of heart disease, stroke, diabetes, hepatitis and other biological infections, as well as burns and traumatic injuries.

Our License
-----------

In September 2005 we entered into an Intellectual Property License Agreement with The Stowe Foundation of Fort Worth, Texas. Our Chief Executive Officer, Dr. Lawrence Stowe, has been the Managing Director of The Stowe Foundation since 2003, continuing research that he had initiated earlier in other employ.

The License gives Palmera Holdings the exclusive right to develop and market commercial applications in the human health care field using certain specified technologies involving the harvesting and therapeutic use of adult stem cells and autologous vaccines. Palmera Holdings undertakes in the License to fund the development of commercial applications of the technologies and to initiate and fund the marketing of those applications. When products do become available, Palmera Holdings will be required to pay royalties to The Stowe Foundation on net revenue, ranging from 10% of the first $1 million in annual net revenue to 4% of annual net revenue in excess of $5 million. In addition, in the second year after the first sale of a product, Palmera Holdings must pay a minimum annual royalty of $220,000 with respect to that product, with periodic adjustments to the minimum royalty based on the Consumer Price Index.

Either party may terminate the License after ten years. In addition, The Stowe Foundation may terminate the License as to certain protocols and products if Palmera Holdings fails to meet the productivity standards set forth in the License.

Research Priorities
-------------------

Our primary initial focus will be on developing procedures for identifying, harvesting and transporting pluripotent adult stem cells. A "pluripotent" stem cell is capable of differentiating to replicate or replace other cells in the body. The therapeutic goal is to harvest the pluripotent stem cells from the patient, then use them to generate, in our lab, a quantity of target-specific stem cells sufficient to repair the damaged area of the patient's body. The expanded stem cell population will then be surgically transplanted back into the patient. Because the cells derive from the patient himself, there is a greatly reduced incidence of rejection.

Facilities; Merger with Trinity Biogenics, Inc.
-----------------------------------------------

Our research activities at this time are carried on in the facilities of The Stowe Foundation. Maui, however, has entered into an agreement under which Trinity Biogenics, Inc. will merge into a subsidiary of Maui. The shareholders of Trinity Biogenics are the same individuals who owned Palmera Holdings, Inc. prior to its merger with Maui. If the merger with Trinity Biogenics is completed, Maui will issue an additional 540,000,000 common shares in exchange for Trinity Biogenics. Since the shareholders of Trinity Biogenics are almost the same as the previous shareholders of Palmera Holdings, this second merger will increase their ownership interest in Maui from 80% to 91%. The merger will occur, however, only if Maui obtains an additional $2,000,000 in capital.

Trinity Biogenics has recently entered into two contracts with Zann Corporation. In exchange for $25,000 and 300,000 shares of Trinity
Biogenics common stock, Zann has transferred to Trinity Biogenics two patents relating to the manipulation of human microbes, and certain intellectual property and lab equipment previously used by Zann's biotechnology division: Pathobiotek. Palmera, therefore, expects to use the Pathobiotek assets in connection with its future research and development activities as soon as it can obtain the necessary funds.


Employees
---------

Maui has no employees. Palmera Holdings currently has three employees: its officers. Each of those three is employed on a part-time basis.

Plan of Operations
------------------

Neither Maui nor Palmera has sufficient cash resources to undertake significant business operations. During the past winter Palmera raised less than $200,000 in a private placement. Those funds have been largely exhausted, primarily to fund ongoing administrative expenses, including legal and accounting expenses incurred in connection with the merger. In order to engage in substantial research and development operations, Palmera will have to obtain capital.

Palmera will attempt to obtain capital by selling securities that will be convertible into Maui common stock after the termination of the Escrow and Interim Operations Agreement. Palmera intends to apply the funds that it obtains from the sale of securities to the following uses:

     - Palmera is required to pay $750,000 to Richard Miller as soon as $2,000,000 in capital is raised.

     - $500,000 will be required to fund the next phase of research into adult stem cell processing.

     - $500,000 will be required to fund the development of protocols for Phase I human clinical testing.

In addition, if the acquisition of Trinity Biogenics is completed, funds will be required to outfit and staff the Pathobiotek lab to enable it to function in Palmera's research projects.

Property
--------

The executive offices of Maui and of Palmera Holdings are located at 19321 U.S. Highway 19 North, Building C, Suite 320, Clearwater, Florida. Those premises are leased to Maui and Palmera Holdings by Gemstone Securities LLC without charge.

Maui's Chief Executive Officer, Dr. Lawrence Stowe, maintains an office and lab facility on the premises of The Stowe Foundation at 3820 Harbour Creek Court, Fort Worth, Texas. The Stowe Foundation provides the premises to Dr. Stowe without charge.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

There are 450,000,000 shares of Maui common stock issued and outstanding. The following table sets forth the number of Maui shares beneficially owned by each person who owns beneficially more than 5% of Maui's common stock, as well as the ownership of such shares by the individuals who are the executive officers and directors of Maui.

Name and Address of           Amount and Nature of          	Percent
Beneficial Owner(1)           Beneficial Ownership              of Class
----------------------------------------------------------------------------
Dr. Lawrence Stowe             131,544,000(2)                    29.2%
M. Peter Carey III              48,960,000(2)                    10.9%
N. Christopher Parshad         130,536,000(2)(3)                 29.0%
Matthew McCullough              48,960,000(2)                    10.9%

All directors and officers
 as a group (4 persons)        311,040,000(2)(3)                 69.12%

Richard Miller(4)               62,240,670                       13.8%
Dale Twardowski                 48,960,000(2)                    10.9%
_______________________________________

(1) Except as noted, the address of the owner is c/o Palmera Holdings, Inc., 19321 U.S. Highway 19 North, Building C, Suite 320, Clearwater, FL 33764.
(2) The shares owned of record by Messrs. Stowe, Carey, McCullough and Parshad are held in escrow pursuant to the Escrow and Interim Operations Agreement described elsewhere in this Report. The shares will be returned to Maui if the conditions for release from escrow are not met.
(3) Includes 81,576,000 shares that Mr. Parshad holds in trust for the benefit of 27 individuals who were shareholders of Palmera Holdings, Inc. prior to the merger. The trust agreement provides that Mr. Parshad will be the record holder of the shares until the termination of the Escrow and Interim Operations Agreement, at which time the shares will be distributed to the beneficiaries.
(4)  Mr. Miller's address is P.O. Box 297, Hana, Maui, HI 96713.

Potential Change of Control
---------------------------

Maui, the shareholders of Palmera Holdings prior to the merger, Richard Miller and Palmera's attorney have entered into an Escrow and Interim Operations Agreement. Pursuant to that Agreement, the 360,000,000 Maui shares that were issued to the Palmera shareholders in the merger have been delivered to counsel to hold in escrow. If Maui obtains $2 million in additional capital prior to June 27, 2006, the escrow agent will deliver the new Maui shares to the former shareholders of Palmera Holdings. If, however, Maui does not obtain the additional capital by that date, then the escrow agent will deliver the new Maui shares back to Maui and will deliver the capital stock of Palmera Holdings, Inc. to the former Palmera shareholders. If it should occur that the additional capital is not raised and the new Maui shares are returned to Maui, then there will be 90,000,000 shares of Maui common stock outstanding, of which Richard Miller will own 62,240,670 or 69.2%.

The Escrow Agreement provides that the Palmera shareholders may obtain an extension of up to two months of the date by which the additional capital must be raised. In order to obtain an extension of one month they must pay $10,000 to Richard Miller. For a second additional month, they must pay an additional $10,000 to Mr. Miller.

Directors, Executive Officers. Promoters and Control Persons
------------------------------------------------------------

The following individuals are the members of Maui's Board of Directors and its executive officers. Each of them assumed that office on February 27, 2006 as a result of the closing of the merger of Palmera Holdings into a subsidiary of Maui.

Name                       Age     Position
-----------------------------------------------------------------------------
Dr. Lawrence Stowe         52      Chairman, Chief Executive Officer
M. Peter Carey III         47      President, Chief Financial Officer,
                                    Director
Matthew McCullough         28      Director
N. Christopher Parshad     38      Secretary, Treasurer

Dr. Lawrence Stowe has served as Chairman and Chief Executive Officer of Palmera Holdings, Inc. since September 2005. Since April 2003 Dr. Stowe has been the Managing Director of The Stowe Foundation, a non-profit research institution. Dr. Stowe is responsible for managing the five operational divisions of the Stowe Foundation. Since October 2003 Dr. Stowe has also served as the Chief Science Officer of Body Extreme/Major Connection, Inc., which manufactures and markets health and nutrition products. From December 2000 to December 2005 Dr. Stowe was engaged as a Health and Science Advisor to the Medical Director of the BioTherapy Clinic of Texas, an immune therapy and medical spa. From February 2001 to July 2002 Dr. Stowe was a Member of the Health Science Advisory Board of Matol, a Canadian corporation engaged in the development of health and nutrition products. Dr. Stowe was awarded a Ph.D in Chemical Engineering and Miomolecular Engineering in 1982 by the University of Illinois.

M. Peter Carey has been the President of Palmera Holdings, Inc. since August 2005. Since 2004 Mr. Carey has been employed as a Principal of Gemstone Securities, an investment banking firm located in Clearwater Florida. From 2003 to 2004 Mr. Carey was engaged as a consultant to financial services firms. From 1999 to 2003 Mr. Carey served as the Chief Operating Officer of Invest Financial, a securities broker-dealer. Mr. Carey was awarded a Masters in Business Administration in 1998 by the University of Notre Dame.

Matthew McCullough has been employed by Gemstone Securities since 2004 as a Principal and Investment Manager at its offices in Clearwater Florida. During 2004 Mr. McCullough was employed as a Project Manager by PRTS Disaster Recovery, a contractor. From 2001 to 2003 Mr. McCullough was employed by Invest Financial Corp. with responsibilities in operations and management. Mr. McCullough was awarded a B.A. in Finance in 2000 by the University of Notre Dame.

N. Christopher Parshad has been the Treasurer of Palmera since August 2005. Since March 2004 Mr. Parshad has been employed as a Principal of Gemstone Securities, and investment banking firm located in Clearwater Florida. From 1999 until 2004 Mr. Parshad was employed as Assistant Vice President with responsibilities in the Finance Department of Invest Financial Corp., a securities broker-dealer.
Mr. Parshad was awarded a Bachelor of Commerce degree in 1990 by Carleton University in Ottawa.

Nominating and Audit Committee
------------------------------

The Board of Directors does not have an audit committee or a nominating committee, due to the small size of the Board. The Board also does not have an "audit committee financial expert" within the definition given by the Regulations of the Securities and Exchange Commission, because Palmera Holdings has been a privately-held company from its founding until the merger with Maui. The members of the Board expect to recruit an audit committee financial expert to join the Board during 2006.

Shareholder Communications
--------------------------

The Board of Directors will not adopt a procedure for shareholders to send communications to the Board of Directors until it has reviewed the merits of several alternative procedures.

Executive Compensation
----------------------

Prior Management
----------------

Richard Miller received no compensation from Maui for services during the past three years.

Present Management
------------------

During the last four months of 2005 Palmera Holdings paid or accrued the following compensation for its officers:

        2005:                     Paid    Accrued
                                -------- ---------
        Dr. Lawrence Stowe      $10,000   $  7,500
        M. Peter Carey               --     17,500
        N. Christopher Parshad       --     17,500

Palmera Holdings has agreed to pay its three officers the compensation shown in the following table for services during 2006 to Palmera and to Maui. Because Palmera lacks cash resources, most of the salaries will be accrued until Palmera obtains additional capital. To date in 2006 Palmera has paid $10,000 to Mr. Carey and $10,000 to Mr. Parshad.

        2006:                       Compensation
                                    -------------
        Dr. Lawrence Stowe           $ 117,500
        M. Peter Carey                 117,500
        N. Christopher Parshad         117,500

Employment Agreements
---------------------

Dr. Lawrence Stowe has an Employment Agreement with Palmera dated September 14, 2005. The Agreement terminates on September 14, 2010, subject to automatic one-year extensions if Palmera does not give notice of termination. The Agreement provides that Palmera will pay Dr. Stowe an annual salary of $120,000 and a bonus of up to 25% once Palmera's technology has been successfully commercialized.

Directors Fees
--------------

Palmera has agreed to pay each director a fee of $500 for attendance at each meeting of the Palmera Holdings Board of Directors. The Maui Board of Directors intends to adopt that same policy after $2,000,000 in additional capital has been raised.

Certain Relationships and Related Transactions
----------------------------------------------
In September 2005 Palmera Holdings entered into an investment banking agreement with Gemstone Securities LLC, an NASD member firm. M. Peter Carey III and Matthew McCullough who are members of Maui's Board of Directors, are Principals of Gemstone Securities, as is Christopher Parshad, Maui's Secretary and Treasurer. In the investment banking agreement, Palmera Holdings appointed Gemstone Securities as its exclusive placement agent and financial advisor. Palmera Holdings agreed to pay Gemstone Securities commissions on the placement of Palmera Holdings securities, and to pay Gemstone Securities a monthly fee of $7,500 during the one-year term of the agreement. In compensation for its services in connection with the private placement of securities by Palmera Holdings, Palmera Holdings paid a cash fee of $19,541 to Gemstone Securities and issued 25,000 shares of its common stock (exchangeable for 494,019 Maui shares in the merger) in satisfaction of $22,500 in accrued fees.

In January 2006 Palmera Holdings entered into a Stock Purchase Agreement with Richard Miller, who was at that time Maui's sole officer and director as well as the majority shareholder of Maui. Pursuant to the Stock Purchase Agreement, on the date of the merger of Palmera into a Maui subsidiary, Palmera purchased 50,000,000 common shares from Richard Miller, and Mr. Miller surrendered 3,256,635 common shares to the Maui treasury. The purchase price payable for the 50,000,000 shares is $750,000. The purchase price will be payable after Maui has obtained $2,000,000 in additional capital. Pursuant to the Merger Agreement, at the time of the merger, Palmera surrendered the 50,000,000 shares to Maui's treasury.

Description of Securities
-------------------------

A description of Maui's common stock is set forth at Part I, Item 8 of Maui's Registration Statement on Form 10-SB (File No. 001-31762) filed with the Securities and Exchange Commission on August 8, 2003.

Market Price and Dividends on Maui's Common Equity and Other Shareholder
Matters
------------------------------------------------------------------------

Information regarding the market price of Maui's common equity, payment of dividends, and other shareholder matters is set forth in Item 5 of Maui's Annual Report on Form 10-KSB for the year ended December 31, 2005, which was filed with the Securities and Exchange Commission on February 23, 2006.

Legal Proceedings
-----------------

Neither Maui nor Palmera Holdings is party to any legal proceedings.


Changes in and Disagreements with Accountants
---------------------------------------------

Information regarding the change in Maui's certifying accountant in November 2004 is contained in the Current Report on Form 8-K filed by Maui with the Securities and Exchange Commission on November 19, 2004.

Recent Sales of Unregistered Securities
---------------------------------------

Maui

During 2004 and 2005 Maui issued a total of 650,000 shares of common stock in payment of professional fees. 525,000 shares were issued to individuals who performed legal services for Maui, and were valued at $85,000, representing the market value on the date of grant. 125,000 shares were issued to consultants and were valued at $13,750, the market value on the date of grant. The sales were exempt pursuant to Section 4(2) of the Securities Act since the sales were not made in a public offering and were made to individuals who had access to detailed information about Maui and were acquiring the shares for their own accounts. There was no underwriter.

Palmera

In September 2005 Palmera Holdings issued 18,000,000 shares of common stock to its founders. The shares were issued in consideration of payment of $.001 per share. The sales were exempt pursuant to Section 4(2) of the Securities Act since the sales were not made in a public offering and were made to individuals who had access to detailed information about Palmera Holdings and were acquiring the shares for their own accounts. There was no underwriter.

In November and December 2005 and January 2006 Palmera Holdings sold 195,410 shares of common stock to twelve individuals for a price of $1.00 per share. The sales were exempt pursuant to Rule 506 of the Securities and Exchange Commission. Gemstone Securities LLC served as placement agent for the offering pursuant to the terms of its investment banking agreement with Palmera Holdings.

Indemnification of Directors and Officers
-----------------------------------------

A description of statutes, charter provisions and bylaws that govern Maui's indemnification of its directors and officers is set forth at Part II, Item 5 of Maui's Registration Statement on Form 10-SB (File No. 001-31762) filed with the Securities and Exchange Commission on August 8, 2003.

Item 9.01  Financial Statements and Exhibits

Financial Statements (following the Signature page)

(a) Audited Financial Statements of Palmera Holdings, Inc. for the period from inception (September 2, 2005) to December 31, 2005.

(b) Pro Forma Financial Information
                                    -9-

Exhibits

3-a Certificate of Incorporation, as amended - Filed as an exhibit to the Company's Registration Statement on Form 10-SB (File No. 000-50441) and incorporated herein by reference.

3-b By-laws - Filed as an exhibit to the Company's Registration Statement on Form 10-SB (File No. 000-50441) and incorporated herein by reference.

10-a Agreement and Plan of Merger dated January 24, 2006 among Maui General Store, Inc., MGS Acquisition Corp., and Palmera Holdings, Inc. - filed as an exhibit to the Current Report on Form 8-K dated January 24, 2006 and incorporated herein by reference.

10-b Agreement and Plan of Merger dated January 24, 2006 among Maui General Store, Inc., MGS Trinity Acquisition Corp., and Trinity Biogenics, Inc.
      - filed as an exhibit to the Current Report on Form 8-K dated January 24, 2006 and incorporated herein by reference.

10-c Escrow and Interim Operations Agreement dated January 24, 2006 among Maui General Store, Inc., Richard Miller, Palmera Holdings, Inc., the shareholders of Palmera Holdings, Inc. and Robert Brantl - filed as an exhibit to the Current Report on Form 8-K dated January 24, 2006 and incorporated herein by reference.

10-d Amended Stock Purchase Agreement dated January 24, 2006 between Richard Miller and Palmera Holdings, Inc.

10-e Intellectual Property License Agreement dated September 15, 2005 between The Stowe Foundation and Palmera Holdings, Inc.

10-f Employment Agreement dated September 14, 2006 between Palmera Holdings, Inc. and Dr. Lawrence Stowe.

21    Subsidiaries - Palmera Holdings, Inc.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                          	MAUI GENERAL STORE, INC.


Dated: March 3, 2006                    By: /s/ M. Peter Carey III
                                        --------------------------
                                        M. Peter Carey III








                                   -11-

                            PALMERA HOLDINGS, INC.
                       (A Development Stage Company)
                            Financial Statements
                  Period from Inception (September 2, 2005)
                            To December 31, 2005

                       INDEX TO FINANCIAL STATEMENTS


Report of Independent Certified Public Accountants..................F-1

Balance Sheet as of December 31, 2005...............................F-2

Statement of Operations for the period from inception
 (September 2, 2005) to December 31, 2005...........................F-3

Statement of Stockholders' Equity for the period from inception
 (September 2, 2005) to December 31, 2005...........................F-4

Statement of Cash Flows for the period from inception
 (September 2, 2005) to December 31, 2005...........................F-5

Notes to Financial Statements.......................................F-6

             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
             --------------------------------------------------

To the Stockholders of
 Palmera Holdings, Inc.


We have audited the accompanying balance sheet of Palmera Holdings, Inc. (a development stage company) (the "Company") as of December 31, 2005 and the related statements of operations, stockholders' equity, and cash flows for the period from inception (September 2, 2005) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of Palmera Holdings, Inc. as of December 31, 2005 and the results of its operations and its cash flows for the period from inception (September 2, 2005) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully discussed in Note 1 to the financial statements, the Company is currently in the development stage and, as a result, has not generated any revenue. The Company is engaged in raising capital and developing its licensed technology. These conditions raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period. Management's plans regarding this uncertainty are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                     /s/ LOUGHEED, SCALFARO & COMPANY LLC
                                     ------------------------------------
Tampa, Florida                       LOUGHEED, SCALFARO & COMPANY LLC
January 16, 2006, except for
 Note 7, as to which the
 date is February 28, 2006
                                                                F-1

                           PALMERA HOLDINGS, INC.
                       (A Development Stage Company)
                              BALANCE SHEET
                            DECEMBER 31, 2005

      ASSETS

Current assets:
 Cash                                             $  89,108
 Receivable from Foundation                          10,000
                                                   --------
 Total current assets                                99,108

Other assets                                         23,853
                                                   --------
                                                  $ 122,961
                                                   ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable - trade                         $  28,125
 Accounts payable - related party                    19,541
 Accrued compensation                                50,778
                                                   --------
 Total current liabilities                           98,444

Commitments and contingencies (Note 5)                    -

Stockholders' equity:
 Common stock, $.001 par value, 20,000,000
  shares authorized, 18,187,910 issued and
  outstanding                                        18,188
 Additional paid-in-capital                         198,181
 Subscriptions receivable                           (30,000)
 Deficit accumulated during development stage      (161,852)
                                                   --------
 Total stockholders' equity                          24,517
                                                   --------
                                                  $ 122,961
                                                   ========


See notes to financial statements.

                            PALMERA HOLDINGS, INC.
                        (A Development Stage Company)
                           STATEMENT OF OPERATIONS
       PERIOD FROM INCEPTION (SEPTEMBER 2, 2005) TO DECEMBER 31, 2005


Operating costs and expenses:
 Professional fees                               $   43,015
 Professional fees - related party                   22,500
 Payroll and related                                 60,013
 Research and development costs                      35,000
 Other operating expenses                             1,324
                                                   --------
 Total operating expenses                           161,852
                                                   --------

Loss from operations, before income taxes          (161,852)
                                                   --------
Income taxes                                              -
                                                   --------

Net loss                                         $ (161,852)
                                                   ========


Basic and diluted net loss per share             $    (0.01)
                                                   ========

Weighted average shares outstanding              13,010,036
                                                 ==========

See notes to financial statements.

                            PALMERA HOLDINGS, INC.
                       (A Development Stage Company)
                      STATEMENT OF STOCKHOLDERS' EQUITY
        PERIOD FROM INCEPTION (SEPTEMBER 2, 2005) TO DECEMBER 31, 2005

                                                                                  Accumulated
                                Common Stock                                        During
                           ----------------------    Additional     Subscriptions Development
                             Shares      Amount    Paid in Capital   Receivable      Stage       Total
                           ----------------------------------------------------------------------------
As of September 2, 2005              -  $      -   $       -       $       -    $        -    $       -

Founders' shares            18,000,000    18,000           -               -             -       18,000
Sales of common stock,
 net of $19,541 offering
 expenses                      165,410       166     175,703         (30,000)            -      145,869
Stock issued to extinguish
 related party liability        22,500        22      22,478               -             -       22,500
Net loss                             -         -           -               -      (161,852)    (161,852)
                            ---------------------------------------------------------------------------
As of December 31, 2005     18,187,910  $ 18,188   $ 198,181       $ (30,000)   $ (161,852)   $  24,517
                            ===========================================================================


See notes to financial statements.
                                                                F-4

                            PALMERA HOLDINGS, INC.
                        (A Development Stage Company)
                           STATEMENT OF CASH FLOWS
         PERIOD FROM INCEPTION (SEPTEMBER 2, 2005) TO DECEMBER 31, 2005


Cash flows from operating activities:
 Net loss                                          $ (161,852)

 Increase (decrease) in cash resulting from
  changes in:
  Receivable from Foundation                          (10,000)
  Other assets                                        (23,853)
  Accounts payable - trade                             28,125
  Accounts payable - related party                     42,041
  Accrued compensation                                 50,778
                                                     --------
 Net cash flows from operating activities             (74,761)
                                                     --------
Cash flows from financing activities:
 Capital contributions - founders' shares              18,000
 Sales of common stock                                145,869
                                                     --------
 Net cash flows from financing activities             163,869
                                                     --------

Net change in cash                                     89,108

Cash at inception                                           -
                                                     --------
Cash at end of year                                $   89,108
                                                     ========
Supplemental cash flows information:

 Cash paid for interest                            $        -
                                                     ========
 Cash paid for income taxes                        $        -
                                                     ========

Non-cash investing and financing activities:
 Stock subscriptions receivable for 30,000 shares
  of common stock                                  $   30,000
                                                     ========
 Common stock issued to extinguish related
  party liability                                  $   22,500
                                                     ========


See notes to financial statements.

                          PALMERA HOLDINGS, INC.
                      (A Development Stage Company)
                      NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
   ACCOUNTING POLICIES

ORGANIZATION:

Palmera Holdings, Inc. (the "Company"), was incorporated in the State of Florida on March 29, 2004 and was initially capitalized on September 2, 2005. The Company is a development stage biotechnology company engaged in raising capital and developing adult stem cell technology in the fields of regenerative medicine and adult stem cell therapy under an exclusive license agreement with the Stowe Foundation (the "Foundation").

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on a going concern basis, which contemplates that the Company will realize its assets and discharge its liabilities in the normal course of business. As reflected in the accompanying financial statements, the Company has not yet generated revenue and incurred a net loss of $161,852 during the period from inception (September 2, 2005) to December 31, 2005. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The Company currently has no products available for sale and does not expect its development efforts to result in marketable products in the near-term. In addition, the commercialized development of the technology faces several business and regulatory risks which could prevent the Company from ever generating revenue. Further, the exclusive license agreement contains certain provisions that provide for its termination should the Company fail to develop marketable products and generate revenues. Management can not predict the outcome of these uncertainties and the potential effect on the Company's ability to continue. Until marketable products are developed, the Company is dependent on management's ability to raise additional financing to fund development activities and its general working capital requirements. No assurances can be given that management will be able to raise the necessary capital to continue operations.

On January 24, 2006, the Company entered into a merger agreement with a non-operating, publicly-listed company that is subject to terms and conditions, including raising at least $2,000,000 of capital within the first four months after closing with a possible extension of three months subject to certain penalties (see Note 7). Management's inability to raise the capital would result in the rescission of the public merger. Management currently anticipates that the merger will be completed during the first half of 2006. There can be no assurances that management can meet the terms of the merger agreement.

The Company's ability to continue as a going concern for a reasonable period is dependent upon management's ability to raise sufficient capital, maintain the exclusive license agreement and, ultimately, achieve profitable operations. The accompanying financial statements do not include any adjustments that may arise as a result of this uncertainty.

                          PALMERA HOLDINGS, INC.
                      (A Development Stage Company)
                      NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
   ACCOUNTING POLICIES (CONTINUED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

PROPERTY AND EQUIPMENT:

The Company has no property and equipment as of December 31, 2005. Subsequent to year end, a company under common control through common shareholder ownership (the "Affiliate") that will be merged with the Company in connection with the Merger described in Note 7 acquired certain clinical laboratory assets. Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the classes of assets, ranging from three to seven years, using the straight-line method. The carrying value of property and equipment is evaluated for impairment whenever facts and circumstances warrant such a review.

INTANGIBLE ASSETS:

The Company's intangible assets consist of an exclusive technology license agreement, which has no current carrying value. Subsequent to year end, the Affiliate acquired certain technology patents. Intangible assets are recorded at cost. Amortization is provided over the estimated useful lives of each intangible asset, which lives associated with the subsequently acquired patents are currently being evaluated by management. The carrying value of intangible assets is evaluated for impairment whenever facts and circumstances warrant such a review.

RESEARCH AND DEVELOPMENT COSTS:

The Company is engaged in the development of adult stem cell technology in the fields of regenerative medicine and adult stem cell therapy. Research and development costs are expensed as incurred.

INCOME TAXES:

The Company applies the provisions of Statement on Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("SFAS 109"). Under SFAS 109, deferred tax liabilities or assets arise from differences between the tax bases of liabilities or assets and their bases for financial reporting, and are subject to tests of recoverability in the case of deferred tax assets. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for deferred tax assets to the extent realization is not judged to be more likely than not.

                            PALMERA HOLDINGS, INC.
                        (A Development Stage Company)
                        NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
   ACCOUNTING POLICIES (CONTINUED)

NET LOSS PER SHARE:

Basic loss per share represents the Company's net loss divided by the weighted average shares of common stock outstanding during the period. The Company currently has no common stock equivalents, convertible instruments or other equity-indexed arrangements. If such instruments were present, the Company would consider their effects on the further dilution of net-loss per share. However, generally, instruments that have an anti-dilutive effect on net loss per share are not considered in the calculation.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

FAIR VALUE OF FINANCIAL INSTRUMENTS:

The estimated fair values of cash, receivable from the Foundation, accounts payable and accrued expenses at December 31, 2005 approximate their respective historical carrying values in light of the current nature of these financial instruments.

USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements, and reported amounts of revenues and expenses during the respective periods. Actual results could differ from those estimates.

RECENTLY ISSUED ACCOUNTING STANDARD:

Statements on Financial Accounting Standards No. 123(R) (SFAS No. 123(R)), Share-Based Payments, became effective on December 31, 2005. SFAS No. 123(R) requires that the employee compensation awarded in the form of share-based payment transactions be recognized at fair value in the financial statements. Since no share-based payments were awarded during the period from inception (September 2, 2005) to December 31, 2005, the adoption of this standard had no effect on the accompanying financial statements. Future share-based awards to employees, if any, are required to be recognized based upon the fair values of the securities underlying the award.

                            PALMERA HOLDINGS, INC.
                        (A Development Stage Company)
                        NOTES TO FINANCIAL STATEMENTS

2.  LICENSE AGREEMENT

On September 15, 2005, the Company entered into a ten-year Intellectual Property License Agreement (the "Agreement") with the Stowe Foundation (the "Foundation"). Pursuant to the Agreement, the Company was granted an exclusive license to any commercial applications currently existing or to be developed from certain proprietary methods and procedures regarding stem cell research and technology, plant extracts for biological medicines, biological response modifiers for immune modulation, and autologious vaccines for targeting immune systems that was or is to be developed by or for the Foundation (the "Licensed Technologies").

The Agreement requires the Company to fund all continuing development of the Licensed Technologies, which development activities may be conducted by the Company, the Foundation, contractors or combinations thereof. Development costs incurred by the Company as to each potential commercial technology application will be expensed during periods prior to technological feasibility, including during clinical trials periods.

The Agreement provides for royalty payments to the benefit of the Foundation in amounts ranging from 4% to 10% of revenues from the ultimate sale of the commercial applications. In addition, at the time of marketability of the commercial applications, the Company is required to pay the Foundation a minimum annual royalty of $220,000 from each marketable application resulting from the Licensed Technologies irrespective of the levels of revenues, if any, realized.

The Foundation can terminate the Agreement under various default provisions including (i) if the Company does not timely bring commercial applications to market and (ii) if the Company does not generate annual sales in excess of $2,500,000 during the second year following the establishment of marketability of the first commercial application.

3.  INCOME TAXES:

A reconciliation of statutory federal income tax rate with the Company's effective income tax rate for the period from inception (September 2, 2005) to December 31, 2005 is as follows:

    U.S. federal statutory rate (benefit)              (35.00)%
    Increase (decrease):
      State tax rate, net of federal benefit            (3.25)%
      Valuation allowance                               38.25 %
                                                       ------
                                                            -
                                                       ======
                                                                F-9

                          PALMERA HOLDINGS, INC.
                       (A Development Stage Company)
                       NOTES TO FINANCIAL STATEMENTS

3.  INCOME TAXES (CONTINUED):

The tax effects of temporary differences that give rise to the deferred tax assets as of December 31, 2005 are as follows:

    Deferred tax assets (liabilities):
      Net operating loss                            $  61,900
      Valuation allowance                             (61,900)
                                                      -------
                                                    $       -
                                                      =======

As of December 31, 2005, the Company has net operating loss carryforwards of $161,852 that are available to offset future taxable income, subject to limitations.

4. RELATED PARTIES AND TRANSACTIONS:

The Chairman and Chief Executive Officer of the Company is a 100% owner the Foundation.

The President is a Principal with the Company's financial advisor and placement agent (the "Agent"). As of December 31, 2005, the Company paid the Agent $42,041 in fees in cash and common stock (valued at fair value) for private equity placement and other financial services. Subsequent to year end, the Company purchased certain assets from a Company that the Agent is engaged with to provide financial services.

5.  COMMITMENTS AND CONTINGENCIES:

REGULATORY MATTERS:

The Company may become at risk for health claims and/or product liability relating the commercial applications of the Licensed Technologies. There can be no assurance that the defense of a product liability suit or imposition of a judgment against the Company as the result of a product liability action would not have a material adverse effect on the Company. Currently, the Company does not carry product liability insurance.

The Company may also be at risk from current and future consequences of governmental actions, regulations and/or restrictions on the use of adult stem cells in or in connection with commercial applications of the Licensed Technologies. In addition, current and future governmental regulatory requirements, including licensures and approvals, may cause impediments to the Company's ability to timely deploy commercial applications arising from the Licensed Technologies. The consequences of these matters may have a material adverse affect on the Company's operations.

                           PALMERA HOLDINGS, INC.
                        (A Development Stage Company)
                        NOTES TO FINANCIAL STATEMENTS

5.  COMMITMENTS AND CONTINGENCIES (CONTINUED):

OTHER MATTERS:

The Company has a contractual obligation to pay $7,500 monthly to the Agent for financial services until September 2006.

6. STOCKHOLDERS' EQUITY:

The Company was initially capitalized on September 2, 2005 with the issuance of 18,000,000 founders' shares of common stock for cash of $18,000, representing the par value.

On December 31, 2005, the Company completed a private placement of 165,410 shares of common stock for cash proceeds of $165,410. An additional 30,000 common shares were subscribed for, but not issued at December 31, 2005. The subscription was settled for proceeds of $30,000 in January 2006.

As of December 31, 2005, the Company converted an outstanding liability of $22,500 to the Agent for 22,500 shares of common stock valued at fair value, based upon recent sales of common stock.

7. SUBSEQUENT EVENTS:

IMPENDING MERGER:

On January 24, 2006, the Company entered into an Amended Agreement and
Plan of Merger with a non-operating, publicly-listed company, the completion of which is subject to significant terms and conditions (the "Merger"). The Merger, if completed, will result in the Company's shareholder's owning approximately 91% of the common stock of the combined organization. The Merger is subject to, among other things, (i) raising $2,000,000 during a period of up to seven months following the closing date, (ii) the purchase of certain outstanding common stock from the principal stockholder of the non-operating public company for $750,000;
and (iii) shareholder approvals. This merger was completed on February 28, 2006. However, accounting for the entities on a combined basis will commence upon the satisfaction of all material conditions to the Merger.

ACQUISITION OF PROPERTY AND EQUIPMENT AND INTANGIBLE ASSETS:

On January 13, 2006, the Affiliate, which will be merged with the Company in connection with the aforementioned merger, acquired certain patents and clinical laboratory equipment for $325,000, which was funded with cash of $25,000 and 300,000 shares of common stock, valued at fair value, based upon recent sales of common stock. The aggregate purchase price is subject to allocation to the assets purchased based upon relative fair values. Management expects to complete the allocation and establish the respective useful lives of the assets during the first fiscal quarter of 2006.

The asset sales agreement provides for the payment to the seller of royalties at 10% of net revenues, if any, generated from products developed from the patented technologies.
                                                                F-11

                           MAUI GENERAL STORE, INC.
                  UNAUDITED PRO FORMA FINANCIAL INFORMATION

Introduction:

On February 28, 2006 Palmera Holdings, Inc. ("Palmera") was merged into a wholly-owned subsidiary of Maui General Store, Inc. ("Maui"). In connection with the merger:

     - Palmera Holdings surrendered to Maui 50,000,000 shares of Maui common stock that Palmera had purchased from Maui's majority shareholder, Richard Miller.

     - Richard Miller surrendered 3,256,635 shares of Maui common stock to Maui.

     - Maui issued 360,000,000 shares of common stock to the shareholders of Palmera Holdings.

The result of those surrenders and issuances was that the shareholders of Palmera Holdings prior to the merger now own 360,000,000 of the 450,000,000 outstanding shares of Maui, or 80%.

The following unaudited pro forma balance sheet and operating data, as of and for the year ended December 31, 2005, gives effect to the merger as if it had occurred, and all material contingencies to the merger had been resolved, on January 1, 2005. Unaudited pro forma financial information is not necessarily indicative of the results of operations that would have occurred had the merger become effective on the January 1, 2005. The accompanying unaudited pro forma financial information should be read in connection with the Company's financial statements, filed with the Securities and Exchange Commission, the accompanying financial statements of Palmera and Management's Plan of Operation, included elsewhere herein.

                          MAUI GENERAL STORE, INC.
                  UNAUDITED PRO FORMA BALANCE SHEET DATA
                            DECEMBER, 31, 2005

                                       Historical
                                   Maui        Palerma
                                  General      Holdings,  Pro Forma      Pro
                                 Store, Inc.     Inc.     Adjustments   Forma
                               ------------------------------------------------

CURRENT ASSETS                  $       1   $ 99,108 (3)     (25,000)  $ 74,109

OTHER ASSETS                            -     23,853 (3)     325,000    348,853
                                 --------   --------         -------   --------
TOTAL ASSETS                    $       1   $122,961         300,000   $422,962
                                 ========   ========         =======   ========
CURRENT LIABILITIES
 Accounts payable and
  accrued expenses              $  26,999   $ 47,666 (2)     750,000   $824,665
 Loans payable - related
  parties                          52,867     50,778                    103,645
                                 --------   --------         -------   --------
TOTAL LIABILITIES                  79,866     98,444         750,000    928,310
                                 --------   --------         -------   --------

STOCKHOLDERS' DEFICIENCY
 Paid-in capital                  456,768    186,369 (1)(3) (236,633)   406,504
 Treasury stock                         -          -    (2) (750,000)  (750,000)
 Accumulated deficit             (536,633)  (161,852)(1)     536,633   (161,852)
                                 --------   --------         -------   --------
Total Stockholders'
 (Deficiency)/Equity              (79,865)    24,517        (450,000)  (505,348)
                                 --------   --------         -------   --------
TOTAL LIABILITIES AND
 STOCKHOLDERS'DEFICIENCY        $       1   $122,961         300,000   $422,962
                                 ========   ========         =======   ========


See accompanying notes to pro forma consolidated financial statements.

                          MAUI GENERAL STORE, INC.
                     UNAUDITED PRO FORMA OPERATING DATA
                        YEAR ENDED DECEMBER, 31, 2005

                                      Historical
                                   Maui       Palmera
                                  General    Holdings,   Pro Forma      Pro
                                 Store, Inc.   Inc.     Adjustments   Forma
                               ------------------------------------------------
REVENUE                          $        -   $        -             $        -

COST OF GOODS SOLD                        -            -                      -
                                  ---------    ---------              ---------
GROSS PROFIT                              -            -                      -
                                  ---------    ---------              ---------
OPERATING EXPENSES
 Research & Development                   -       35,000                 35,000
 General and administrative
  expenses                           57,269      126,852                184,121
                                  ---------    ---------              ---------
Total Operating Expenses             57,269      161,852                219,121
                                  ---------    ---------              ---------
LOSS FROM CONTINUING OPERATIONS     (57,269)    (161,852)              (219,121)
                                  =========    =========              =========
Net loss per share -
 basic and diluted                                                   $    (0.00)
                                                                      =========
Weighted average number of shares
outstanding - basic and diluted                                     450,000,000
                                                                    ===========


See accompanying notes to pro forma consolidated financial statements.




NOTE (1):  The pro forma adjustments reflect the merger as a reverse acquisition and recapitalization of Palmera Holdings, Inc. (the "accounting acquirer") by Maui General Store, Inc. The pro forma adjustments include reclassifications of equity accounts, as a result of net deficiencies in capital.

     (2): The pro forma adjustment reflects the payment of $750,000 from Palmera Holdings to Richard Miller for the purchase of 50,000,000 shares of Maui General Stores, Inc.

     (3): The pro forma adjustment reflects the acquisition of certain patents and laboratory equipment for $25,000 cash and 300,000 shares of common stock from an affiliated entity owned through common ownership that will be merged with a subsidiary of Maui General Store, Inc.